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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 April 17, 2000
                                 Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)

                           IVP TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                             54 Village Centre Place
                      Mississauga, Ontario, L4Z 1V9 Canada
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (905) 306-9343
                         -------------------------------
                         (Registrant's telephone number)

                               Erebus Corporation
                              1504 R Street, N.W.
                             Washington, D.C. 20009
                        --------------------------------
                        (Former name and former address)

                Nevada                      0-26419             65-6998896
    ------------------------------       ------------       -------------------
           (State or other               (Commission         (I.R.S. Employer
    jurisdiction of incorporation)       File Number)       Identification No.)


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



ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

         (a) Pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement"), IVP Technology Corporation ("IVP" or the "Company"), a Nevada corporation, has acquired all the outstanding shares of common stock of Erebus Corporation ("Erebus"), a Delaware corporation, from the shareholders thereof in an exchange for an aggregate of 350,000 shares of common stock of IVP (the "Acquisition"). As a result, Erebus has become a wholly-owned subsidiary of IVP.

         The Acquisition was approved by the unanimous consent of the Board of Directors of IVP on March 21, 2000. The Acquisition was effective April 17, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         IVP had 36,490,848 shares of common stock issued and outstanding prior to the Acquisition and 36,840,848 shares issued and outstanding following the Acquisition.

         Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, IVP is the successor issuer to Erebus for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act").


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


         A copy of the Acquisition Agreement is filed as an exhibit to this Current Report and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         (b) The following table contains information regarding the shareholdings of IVP's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any warrants held by each such person or entity which are exercisable within 60 days of the date of this Current Report):

                                                Number of Shares of                         Percent of
                                             Common Stock Beneficially                      Common Stock
Name                                                 Owned (1)                          Beneficially Owned (2)

John Maxwell                                         200,000(3)                                   *
President, Director
54 Village Centre Place, Suite 300
Mississauga, Ontario,
L4Z 1V9 Canada

Edgar R. Clarke                                      200,000(3)                                   *
Secretary, Director
363 Yonge Street,
Toronto, Ontario,
Canada

Clarino Investment International                   3,500,000(3)                                 9.50%
Victoria House, The Valley
Anguila, British West Indies

All executive officers and directors
of the Company as a group (2 persons)                400,000                                    1.08%

*Less than 1%

(1) Includes any options and warrants which are exercisable within 60 days of the date of this Current Report.
(2) Based upon 36,840,848 shares outstanding following the Acquisition.
(3) As of April 17, 2000, the Company agreed to issue 300,000 additional shares of its common stock to Clarino Investment International.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         (a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Erebus and IVP. In evaluating the Acquisition, Erebus used criteria such as the value of assets of IVP, IVP's ability to compete in the marketplace, IVP's current and anticipated business operations, and IVP management's experience and business plan. In evaluating Erebus, IVP placed a primary emphasis on Erebus' status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and Erebus' facilitation of IVP's becoming a reporting company under the Act.

         (b) The Company intends to enter and establish its brand name in the software market by identifying, acquiring and managing nascent information technology businesses that meet the Company's investment criteria. The Company's first activity was its agreement to acquire distribution rights for PowerAudit software ("PowerAudit").

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

BUSINESS

Company

         Mountain Chef, Inc. was incorporated in the State of Nevada on February 11, 1994. This name was changed on November 16, 1994 to IVP Technology Corporation ("IVP" or the "Company"). IVP was established with the purpose of identifying and acquiring private companies and/or their technologies in the high technology field. The Company's shares of common stock are currently traded on the NASD OTC Bulletin Board under the symbol "TALL."

         The Company's sole asset consists of the right to market and distribute PowerAudit software developed by Orchestral Corporation ("Orchestral"), a privately held Canadian software and systems developer. On March 30, 1999, the Company acquired this right as a result of entering into a software distribution agreement with Orchestral. More specifically, the Company was granted exclusive rights to market and distribute Orchestral's PowerAudit software in the United States. In September 1999, the distribution agreement was expanded to include the European Economic Community.

         The Company has limited finances and requires additional funding in order to accomplish its growth objectives and marketing of its products and services. Since its inception, the Company has not sold any products or services and has had no revenues to date. There is no assurance that the Company will be able to secure any or all funding necessary for its future growth and expansion. There is also no assurance that even if the Company manages to obtain adequate funding to complete any contemplated acquisition, such acquisition will succeed in enhancing the Company's business and will not ultimately have an adverse effect on the Company's business and operations.

Product

         PowerAudit is a software product designed to provide a platform for remote data collection and market survey purposes. PowerAudit software utilizes the Internet in its communication and delivery infrastructure, and Microsoft Windows CE operating system on handheld computers ("HPCs") to facilitate remote data collection and delivery of data via the Internet to a central server. PowerAudit software is intended for use by companies that have many products in the marketplace, and that need to obtain expedient market research and positioning data.

         The Company intends to place a running copy of this software on the Company's Web site, allowing prospective customers to see PowerAudit in action.

         PowerAudit is currently in use in Canada by two multinational processors and distributors of consumer packaged goods. PowerAudit has been licensed to these companies by a third-party unaffiliated with the Company.

         There is no assurance that the Company's product will perform as intended. There is no assurance that the Company's product will be able to withstand direct and indirect competition present in the information technology marketplace.

Key Agreements and Terms

Software Distribution Agreement

         On March 30, 1999, IVP entered into a fourteen month software distribution with Orchestral through May, 2000. Under the terms of this software distribution agreement with Orchestral, IVP was granted the exclusive right to market and distribute Orchestral's PowerAudit software in the United States. In September, 1999, the software distribution agreement was amended to include within the territory covered thereby the European Economic Community (the software distribution agreement with Orchestral, as amended is herein referred to as the "Distribution Agreement"). The Distribution Agreement provides that Orchestral shall (i) furnish to the Company draft marketing materials and a user manuals for use in marketing, installing, and operating PowerAudit; (ii) undertake, after the receipt of the initial $50,000 license fee described below, a patent search in the United States relating to PowerAudit, and defend or settle any claim made or suit or proceeding brought against the Company alleging that the PowerAudit software infringes upon another's proprietary or intellectual property rights or indemnify the Company from any and all such claims and pay all damages and costs incurred by the Company paid in settlement of any such claim or proceeding; (iii) use all commercially reasonable efforts to correct, at no charge to the Company, all errors, defects and malfunctions in the Power Audit software; (iv) for a fee, train the Company's staff regarding use of the PowerAudit software; (v) attend, at the Company's expense, trade shows and meetings with prospective clients to assist in sales of the PowerAudit software; and (vi) provide demonstration copies of the PowerAudit software for potential end-users. The Distribution Agreement obligates the Company to (i) use its


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

commercially reasonable efforts to market the PowerAudit software; (ii) provide installation assistance, technical training and certain support and maintenance services to end-users of the PowerAudit software; (iii) furnish to Orchestral quarterly reports detailing sales and problems relating to the PowerAudit software. In consideration for obtaining the rights granted under the Distribution Agreement, IVP (a) paid the sum of $50,000 for use by Orchestral in the development of other software; (b) issued to Orchestral 500,000 shares of the Company's common stock, (c) agreed to pay to Orchestral a royalty equal to 20% of the first $500,000 of gross revenues generated from the sale or license of PowerAudit, 12% of gross revenues between $500,000 and $1 million and 5% on all revenues beyond $1 million, and (d) agreed to pay to Orchsetral the sum of $4,200 for each month (commencing with September, 1999) that Orchestral provides the support and services described in the Distribution Agreement.

         IVP has agreed to establish and maintain a software development pool whereby it will segregate 2 1/2% of all gross revenues in excess of $1 million generated from sales of PowerAudit software which may be used by Orchestral, subject to the approval of IVP's Board of Directors, to develop other software products. Orchestral has agreed to allocate to IVP all or some mutually agreed upon portion of the marketing rights to the software it develops using the funds from the development pool. The Distribution Agreement further provides that in the event that if IVP achieves a minimum of one million dollars ($1,000,000) of gross revenues attributable to sales of PowerAudit within the term of the agreement, then the agreement shall be automatically extended for a further period of one (1) year. Thereafter, the Distribution Agreement shall be terminable on six (6) months notice by either party. As of the date hereof, IVP has not commenced sales of PowerAudit nor paid any royalties to Orchestral, which could result in the loss of the license. Orchestral has agreed orally to accept from IVP a payment equal to the minimum royalty for the first year (equal to $162,500), and will extend the Distribution Agreement for a one-year period. IVP is seeking to secure funds to make such payment but can provide no assurances that it will obtain the funds prior to the expiration of the Distribution Agreement.

Current Operations

         Since its license of PowerAudit software and the inception of its current line of operations, the Company has not sold any products. The Company requires significant funds in order to complete testing and marketing of its products. To date, the Company has not generated any revenues from sales of its product and is operating at a loss. The Company's management expects losses to continue for the foreseeable future. The Company requires additional funding to achieve its growth objectives. If the Company does not receive additional funding, it will not be able to pursue the intended marketing plan and, in such case, may not be able to successfully conduct its operations. There is no assurance that the Company will be successful in development or marketing of its product or in generating any meaningful revenues from operations.

         The Company intends to acquire other high technology businesses in exchange for cash or the issuance of securities. To date, no acquisitions have been consummated and there can be no assurance that any future acquisitions will be consummated. Furthermore, no assurance can be given that the Company will be able to effect any aspects of its business plan or to maintain the operations that it has currently established. The Company will need additional capital either through financing or through operations to meet its business goals. There is no assurance that the Company can reverse its operating losses or that it can raise additional capital to allow it to expand its planned operations.

Marketing and Distribution

         The Company intends to market PowerAudit to HPC original equipment manufacturers and systems integrators. Concurrently with the those marketing plans, the Company also intends to market its product directly to end-users. In that respect, the Company intends to target the following entities:

         (I) Database Management Services Providers ("DMSPs"). The Company intends to provide faster market-intelligence reporting capability than that offered by existing DMSPs. The Company intends to enter into strategic alliances with companies in this field. No such alliances have been established as of the date of this Current Report. There is no assurance that the Company will be successful in entering into and maintaining such alliances in the future.

         (II) Sales and Marketing Companies. Such companies' field representatives may benefit from PowerAudit's speed and productivity enhancing features such as customizable task management.

         (III) Pharmaceutical and Healthcare Product Companies. These are companies with large sales field forces. PowerAudit may allow supervisors to monitor reporting and market research activities. The Company sees possibilities in the area of clinical trials where large numbers of patients are being monitored or tested.

         Currently, the Company has no customer base and has not begun to market PowerAudit. There is no assurance that the Company will be able to successfully market and distribute its product to any of its intended customers.

Employees

         The Company has 2 part time employees.

Patents and Trademarks

         PowerAudit has not been patented by its original developer, Orchestral. The Company has not trademarked the name PowerAudit. As a result, there is no assurance that the Company will be able to prevent competitors from using its software concepts or appearances or that it will have the financial resources necessary to protect its product against competitors' use or imitation.

Property

         The Company's principal office is located at 54 Village Centre Place, Suite 300, Mississauga, Ontario, L4Z 1V9 Canada, which consists of approximately 1,200 square feet of office space. The Company has a co-user agreement for the premises occupied by Jarvis Ryan Associates, the Company's auditors. Currently, the Company is using this space free of charge.

         The Company's mailing address is 54 Village Centre Place, Suite 300, Mississauga, Ontario, L4Z 1V9 Canada. Its telephone number is 905/306-9343 and its facsimile number is 905/277-9506. Its e-mail address is ivptechnology@mail.com. The Company maintains an Internet Web site located at http://www.ivptechnology.com.

Legal Proceedings

         There is no outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

Description of Securities

         The authorized capitalization of the Company consists of 50,000,000 shares of common stock, $.001 par value per share, and no shares of preferred stock. The Company has 36,840,848 shares of its common stock issued and outstanding.

Market for the Company's Securities

         The common stock of IVP is traded on the OTC Bulletin Board under the symbol "TALL." The market for OTC securities is characterized generally by low volume and broad price and volume volatility. The Company cannot give any assurance that a stable trading market will develop for its stock or that an active trading market will be sustained. Moreover, the trading price of IVP's common stock could be subject to wide fluctuations due to such factors as quarterly variations in operating results, competition, announcements of new products by IVP or its competitors, product enhancements by IVP or its competitors, regulatory changes, differences in actual results from those expected by investors and analysts, changes in financial estimates by securities analysts, and other events or factors.

         The Company has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933. The NASD Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

         IVP acquired all the outstanding shares of Erebus to become the successor issuer to it pursuant to Rule 12g-3(a) in order to comply with the Eligibility Rule for the OTC Bulletin Board.

         The following is the trading history for the Company's common stock:

Date                       High                      Low               Volume

March, 1999                0.062                     0.025            5,719,900
April, 1999                0.500                     0.055           36,499,500
May, 1999                  0.420                     0.200           10,152,300
June, 1999                 0.370                     0.180            9,020,900
July, 1999                 0.290                     0.130           43,927,800
August, 1999               0.340                     0.029           96,308,500
September, 1999            0.170                     0.090            6,067,600
October, 1999              0.130                     0.065            3,499,500


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

November, 1999             0.187                     0.062            4,304,600
December, 1999             0.200                     0.076            8,049,000
January, 1999              0.245                     0.125            8,298,800
February, 2000             0.400                     0.120           22,196,800
March, 2000                5.125                     0.305          129,661,200
April, 2000*               1.760                     0.440            8,676,300
-------------
*As of April 17, 2000

         The market price of the Company's common stock over the last 52 weeks has ranged from $.025 to $5.125. On April 17th, 2000, the high was $.750 and the low was $.440 with a volume of 1,308,000 shares.

Transfer Agent

         The Company's transfer agent is Pacific Stock Transfer Inc., located at 5844 South Pecos Road, Las Vegas, Nevada, 89210.

Management

Name                          Age      Position
----                          ---      --------

John Maxwell                   56      President, Director
Edgar Clarke                   34      Secretary, Director

         All directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors. Set forth below is a summary description of the business experience of each director and officer of the Company.

         John Maxwell has been President and Director of the Company since 1999. From 1990 to 1999, Mr. Maxwell was employed as Manager at Copyright Printing Company, Toronto, Ontario, Canada. Mr. Maxwell received a diploma from Cedarbrae College, Toronto, Ontario, Canada, in 1963.

         Edgar Clarke has been Secretary and Director of the Company since 1998. From 1998 to present, Mr. Clarke has been employed as Manager at Lou Mykes Designstore, Toronto, Ontario, Canada. From 1995 to 1998, Mr. Clarke was employed as Manager at Lupa Osteria restaurant, Toronto, Ontario, Canada. Mr. Clarke received a diploma from East York College, Toronto, Ontario, Canada, in 1985.

Executive Compensation

         The Company has no audit, compensation or executive committees. No officers of the Company earned more than $100,000 a year during any of the last three fiscal years. There is no key man life insurance on any director, officer, or control person. During March, 2000, the Company issued 200,000 shares of its common stock to each of five persons, including its two current officers and directors and three past officers and directors.

Summary of Financial Information

         The Company incurred a net loss for the year ended December 31, 1997 of ($406,921) with no sales for the same fiscal period. The Company incurred a net loss for the year ended December 31, 1998 of ($7,086,094) with no sales for the same fiscal period. The Company incurred a net loss for the year ended December 31, 1999 of ($1,820,255) with no sales for the same fiscal period. The Company's accumulated deficit is $8,906,349 and $7,086,094 in 1999 and 1998, respectively.


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


RISK FACTORS

         Uncertainty as to the Continuation of the Company as a Going Concern. The audited financial statements of the Company show that the Company incurred a net loss for the year ended December 31, 1997 of ($406,921) with no sales for the same fiscal period; a net loss for the year ended December 31, 1998 of ($7,086,094) with no sales for the same fiscal period; and a net loss for the year ended December 31, 1999 of ($1,820,255) with no sales for the same fiscal period. These conditions raise substantial doubt about the Company's ability to continue as a going concern and if substantial additional funding is not acquired or alternative sources developed to meet the Company's working capital needs, management will be required to curtail its operations.

          The Company is Currently Operating at a Loss. The Company has historically operated at a loss. If losses continue, the Company may need to raise additional capital through the sale of its securities or from debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management will be required to curtail operations. The Company's operations are subject to the risks and competition inherent in the establishment of a business enterprise in the competitive field of high technology companies. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, its ability to expand its network of participating distributors and customers, dependability of its advertising and recruiting network, and general economic conditions. There is no assurance that the Company will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

         Limited History of Operations. IVP has only a limited history of operations. Its operations are subject to the risks and competition inherent in the establishment of a relatively new business enterprise in a highly competitive field of high technology and software distribution. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors. There is no assurance that the Company will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

         The Company May Need Additional Financing. Future events, including the problems, delays, expenses and difficulties frequently encountered by companies may lead to cost increases that could make the Company's funds insufficient to fund the Company's proposed operations. The Company may seek additional capital, including an offering of its equity securities, an offering of debt securities or obtaining financing through a bank or other entity. The Company has not established a limit as to the amount of debt it may incur nor has it adopted a ratio of its equity to a debt allowance. If the Company needs to obtain additional financing, there is no assurance that financing will be available from any source, or that it will be available on terms acceptable to the Company, or that any future offering of securities will be successful. The Company could suffer adverse consequences if it is unable to obtain additional capital when needed.

         Failure to Attract or Retain Qualified Personnel. A change in labor market conditions that either further reduces the availability of employees or increases significantly the cost of labor could have a material adverse effect on the Company's business, financial condition and results of operations. IVP's business is dependent upon its ability to attract and retain highly sophisticated research and development personnel, business administrators and corporate management. There is no assurance that it will be able to employ a sufficient number of such personnel in order to accomplish its growth objectives.

         The Company Has Entered into Certain Agreements Which Have Payment Obligations. IVP has entered into a license agreement with Orchestral Corporation to distribute PowerAudit software. The compensation to Orchestral Corporation is related to the Company's sales, and may interfere with the Company's ability to make a profit even if it establishes a significant customer base.

         Dependence on Continued Growth of and Demand for HPCs; Development of Technological Alternatives. HPCs were introduced in 1995 and represent a relatively new technology. HPCs have experienced substantial growth in sales in each year since their introduction. However, no assurance can be given that HPCs will continue to experience growth at rates as those experienced since their introduction. In addition, it is possible that other hardware or operating systems could be developed which supplant HPCs and the Windows CE and Palm operating systems, which make obsolete HPCs or the operating systems upon which they currently operate. In the event that new, more powerful hardware devices are developed which make existing HPCs obsolete or new more advanced operating systems are introduced that are not compatible with Windows CE or that HPCs do not continue to experience sales growth as in past years, PowerAudit may never gain widespread market acceptance which would have a material adverse impact on IVP's business and results of operations.

No Assurance of Acceptance of Poweraudit Software

         Currently PowerAudit is in use by two large corporations in Canada, through an unaffiliated Canadian distributor of PowerAudit, and is not used by any entity within IVP's territory. No assurance can be given that IVP will be successful in marketing PowerAudit or that PowerAudit will gain widespread acceptance among end-users of HPCs. If IVP does not implement a successful marketing plan that results in significant sales of the product and generates significant revenues or if potential end-users of PowerAudit do not like the software, IVP's results of operations will be materially adversely effected.

Establishment of Windows CE as a Widespread Operating System for HPCs

         PowerAudit runs on the Windows CE operating system. The Windows CE operating system competes against HPC operating systems developed by Palm and used on all Palm devices and by Symbian (the EPOC operating system), used primarily in Europe. Currently, devices employing the Palm operating system represent, by far, the most widely distributed HPCs. In order for PowerAudit to gain widespread market acceptance, HPC users will have to adopt and embrace the Windows CE operating system. Establishing Windows CE as a widespread operating system for HPCs is outside of IVP's control and IVP will have to rely on Microsoft to successfully develop this market. No assurance can be given that Windows CE will gain the widespread acceptance among end-users of HPCs that management believes is necessary to permit IVP to effectively market and generate revenues from sales of PowerAudit.

IVP'S Reputation May be Adversely Affected by Software Defects

         IVP's operations depend on complex software developed by Orchestral. Software often contains defects, particularly when first introduced or when new versions are released. These defects could cause service interruptions that damage IVP's reputation, increase its service costs, cause it to lose revenue, delay market acceptance or divert its development resources, any of which could materially adversely affect its business, operating results and financial condition. IVP may not discover software defects that affect its products until widespread deployment of PowerAudit.

If IVP Fails to Keep Pace With Rapid Technological Change and Evolving Industry Standards, Its Products Could Become Less Competitive or Obsolete

         The market for HPC's and the software applications that run on them, such as PowerAudit, is characterized by rapidly changing technology, evolving industry standards, changes in customer needs, heavy competition and frequent new product introductions. If IVP, in conjunction with Orchestral, fails to modify or improve its products in response to changes in technology or industry standards, its products could rapidly become less competitive or obsolete.

IVP Depends Heavily Upon Its License From Orchestral Corporation to Distribute Poweraudit and for Technical Support and Any Failure to Maintain This License Could Seriously Harm Its Business; IVP Will be in Default Under the Software Agreement If Certain Payments are Not Made by May 31, 2000 and the Distribution Agreement Will Terminate.

IVP is a licensee of PowerAudit software from Orchestral Corporation by way of a Software Distribution Agreement dated March 30, 1999which expires on May 31, 2000. The Software Distribution Agreement is critical to its success. In addition to serving as the agreement by which IVP is permitted to distribute PowerAudit, this agreement defines the terms and conditions of the technical support and service which Orchestral will furnish to IVP. The Software Distribution Agreement provides that IVP if achieves a minimum of one million dollars ($1,000,000) of gross revenues attributable to sales of PowerAudit within the term of the agreement, then the agreement shall be automatically extended for a further period of one (1) year. Thereafter the Distribution Agreement shall be terminable on six (6) months notice by either party. As of the date hereof, IVP has not commenced sales of PowerAudit nor paid any royalties to Orchestral, which would result in the loss of the license. Orchestral has agreed orally to accept from IVP a payment equal to the minimum royalty for the first year (equal to $162,500) to extend the Distribution Agreement for a one-year period. IVP is seeking to secure funds to make said payment but can provide no assurances that it will obtain the funds prior to the expiration of the Distribution Agreement.

         In the event that the license is terminated for any reason or is not renewed by Orchestral, IVP would be required to license a substitute remote data collection software application that runs on the Microsoft CE operating system, which could be less desirable and could be costly in terms of cash and other resources and which may not be available on terms and conditions acceptable to IVP, if at all. In the alternative, IVP could develop its own remote data collection software application, which would take considerable time, resources and expense, would divert management's attention from day-to-day business activities. Moreover, any interruption in the service component of the distribution agreement could cause users to of PowerAudit to abandon the software and sue IVP for damages. Any failure to maintain the software distribution agreement with Orchestral would have a material adverse effect on IVP's business and results of operations.

         Competition from Larger and More Established Companies May Hamper Marketability. The competition in the software distribution and electronic commerce industry is intense. Large and highly fragmented, these industries host a number of well-established competitors, including national, regional and local companies possessing greater financial, marketing, personnel and other resources than the Company. There is no assurance that the Company will be able to market or sell its product if faced with direct product and services competition from these larger and more established companies.

         The Company's Technology May Become Obsolete. The software which the Company intends to distribute could become obsolete as a result of a superior piece of software developed by a third-party software designer or by discovering a more efficient and speedy way of communicating data that the Company's software promises to deliver. Either or both of those events, upon occurrence, could lead to an erosion in the Company's ability to market its product as well as an erosion of potential customer base.

         Issuance of Future Shares May Dilute Investors Share Value. The Company is authorized to issue 50,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market for the Company's common stock develop.

         Shares Available For Future Sale May Affect Market Price. The market price of IVP common stock could drop if substantial amounts of shares are sold in the public market or if the market perceives that such sales could occur. A drop in the market price could adversely affect holders of the stock and could also harm IVP's ability to raise additional capital by selling equity securities.

         Adverse Economic Conditions or a Change in General Market Patterns. A weak economic environment could adversely affect the Company sales and promotional efforts. General economic conditions impact Internet-based and related commerce and demand and interest for the Company's services may decline at any time, especially during recessionary periods. Many factors beyond the Company's control may decrease overall demand for its services including, among other things, decrease in the entry costs by other similarly situated companies, increase in the overall unemployment rate, and additional government regulation. There can be no assurance that the general market demand for the Company's services and products will remain the same or will not decrease in the future.

         The Company Could Be Subject to Claims of Infringement of Third-party Intellectual Property, which Could Result in Significant Expense and Loss of Intellectual Property Rights. From time to time, third parties may assert patent, copyright, trademark and other intellectual property rights to technologies that are important to the Company's business. Any litigation to determine the validity of these claims, regardless of their merit or resolution, would likely be costly and time consuming and divert the efforts and attention of the Company's management and technical personnel. There is no assurance that the Company would prevail in any such litigation given the complex technical issues and inherent uncertainties in intellectual property litigation. Any determination that PowerAudit infringes upon another company's or inventor's proprietary intellectual property rights will have a material negative impact on the Company's business and results of operations.

         Loss of Key Employees May Adversely Affect Growth Objectives. The Company's success in achieving its growth objectives depends upon the efforts of John Maxwell, President of the Company, as well as other key management personnel. The loss of the services of these individuals could have a material adverse effect on the Company's business, financial condition and results of operations. There is no assurance that the Company will be able to maintain and achieve its growth objectives should it lose any of its key management members' services.

         Third-party Market Price Manipulations. The shares of the Company's common stock are traded on the OTC Bulletin Board. Share price quotations for the Company's stock may reflect inter-dealer prices, without retail mark-up, mark-down or commissions, and may not represent actual transactions. In addition, from time to time, persons not affiliated with the Company may seek to manipulate the market price of the Company's common stock in a manner unknown to the Company, which may cause a drastic change in the price of the Company's common stock unrelated to any activity by the Company. Any rapid change in the Company's stock price should be viewed with caution.

         Penny Stock Regulation. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASD Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will maintain such a level.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         Successor Issuer.

         Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company is the successor issuer to Erebus for reporting purposes under the Securities Exchange Act of 1934.

ITEM 6   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         The sole officer and director of Erebus resigned effective upon completion of the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS

         The audited financial statements for IVP Technology Corporation are filed herewith.

                           IVP TECHNOLOGY CORPORATION
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                        CONSOLIDATED FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1999 AND 1998

                           IVP TECHNOLOGY CORPORATION
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                                    CONTENTS


        PAGE               1      INDEPENDENT AUDITORS' REPORT

        PAGE               2      CONSOLIDATED BALANCE SHEETS AS OF
                                  DECEMBER 31, 1999 AND 1998

        PAGE               3      CONSOLIDATED STATEMENTS OF OPERATIONS
                                  FOR THE YEARS ENDED DECEMBER 31, 1999
                                  AND 1998 AND FOR THE PERIOD FROM
                                  JANUARY 1, 1998 (INCEPTION OF DEVELOPMENT
                                  STAGE) TO DECEMBER 31,1999

        PAGE               4      CONSOLIDATED STATEMENTS OF CHANGES OF
                                  STOCKHOLDERS' DEFICIENCY FOR THE YEARS
                                  ENDED DECEMBER 31, 1999 AND 1998

        PAGE               5      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  FOR THE YEARS ENDED DECEMBER 31, 1999
                                  AND 1998 AND FOR THE PERIOD FROM
                                  JANUARY 1, 1998 (INCEPTION OF DEVELOPMENT
                                  STAGE) TO DECEMBER 31, 1999

       PAGES            6 - 12    NOTES TO CONSOLIDATED FINANCIAL STATEMENT
                                  AS OF DECEMBER 31, 1999 AND 1998

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors of:
  IVP Technology Corporation
  (a development stage company)

We have audited the accompanying consolidated balance sheets of IVP Technology Corporation and Subsidiary (a development stage company) as of December 31, 1999 and 1998 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years then ended and for the period from January 1, 1998 (inception of development stage) to December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of IVP Technology Corporation and Subsidiary as of December 31, 1999 and 1998 and the results of their operations and their cash flows for the years then ended and for the period from January 1, 1998 (inception of development stage) to December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the consolidated financial statements, the Company's recurring losses from operations, working capital deficiency and stockholders' deficiency raise substantial doubt about its ability to continue as a going concern. Management's Plan in regards to these matters is also described in Note 8. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


WEINBERG & COMPANY, P.A.

Boca Raton, Florida
April 5, 2000 (Except for Note 2 as to
Which the date is April 14, 2000.)

                    IVP TECHNOLOGY CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEETS
                        AS OF DECEMBER 31, 1999 AND 1998


ASSETS                                                                                   1999                1998
------                                                                              -------------       --------------

CURRENT ASSETS
   Cash                                                                             $         281       $         -
                                                                                    -------------       --------------

OTHER ASSETS
   License agreement                                                                      114,000                 -
   Other                                                                                      872                  872
                                                                                    -------------       --------------

TOTAL ASSETS                                                                        $     115,153       $          872
                                                                                    =============       ==============



                                       LIABILITIES AND STOCKHOLDERS' DEFICIENCY

                            CURRENT LIABILITIES
   Accounts payable and accrued liabilities                                         $     233,412       $      320,738
   Customer deposits                                                                         -                  80,000
   Management fees payable                                                                450,000                 -
   Due to shareholders                                                                       -                  31,300
   Notes payable                                                                             -                 177,768
                                                                                    -------------      ---------------

TOTAL CURRENT LIABILITIES                                                                 683,412              609,806
                                                                                    -------------      ---------------

STOCKHOLDERS' DEFICIENCY
   Common stock, $.001 par value 50,000,000 authorized,
    27,490,848 and 16,353,848 issued and outstanding in
    1999 and 1998, respectively                                                            27,491               16,354
   Additional paid-in capital                                                           9,423,115            7,795,972
   Accumulated deficit (accumulated in development stage
    $8,906,349 and $7,086,094 in 1999 and 1998,
    respectively)                                                                      (9,882,515)          (8,062,260)
                                                                                    -------------      ---------------
                                                                                         (431,909)            (249,934)
   Less subscriptions receivable                                                         (136,350)            (359,000)
                                                                                    -------------      ---------------

TOTAL STOCKHOLDERS' DEFICIENCY                                                           (568,259)            (608,934)
                                                                                    -------------      ---------------

TOTAL LIABILITIES AND STOCKHOLDERS'
 DEFICIENCY                                                                         $     115,153      $           872
                                                                                    =============      ===============


                 See accompanying notes to financial statements

                                     IVP TECHNOLOGY CORPORATION AND SUBSIDIARY
                                           (A DEVELOPMENT STAGE COMPANY)
                                       CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                                            CUMULATIVE FROM
                                                                                                            JANUARY 1, 1998
                                                                                                             (INCEPTION OF
                                                                                                              DEVELOPMENT
                                                          YEAR ENDED                YEAR ENDED                 STAGE) TO
                                                      DECEMBER 31, 1999         DECEMBER 31, 1998          DECEMBER 31, 1999
                                                      -----------------         -----------------          -----------------

REVENUE                                               $           -              $           -              $         -
                                                      ----------------           ----------------           ----------------

OPERATING EXPENSES
  Amortization                                                 106,000                       -                       106,000
   Bad debts                                                      -                        25,000                     25,000
   Bank charges                                                    364                         63                        427
   Foreign exchange (gain)                                     (12,626)                     9,584                     (3,042)
   Interest                                                     13,126                     14,335                     27,461
   Legal and accounting                                        191,850                     18,830                    210,680
   Management fees                                             450,000                       -                       450,000
   Office and general                                           27,180                     17,982                     45,162
   Development fees and software
    support                                                     60,305                       -                        60,305
   Consulting fees                                             221,078                  3,000,300                  3,221,378
   Travel and promotion                                         30,808                       -                        30,808
                                                      ----------------           ----------------           ----------------
     Total Operating Expenses                                1,088,085                  3,086,094                  4,174,179
                                                      ----------------           ----------------           ----------------

LOSS FROM OPERATIONS                                        (1,088,085)                (3,086,094)                (4,174,179)

OTHER EXPENSE
   Write-off of goodwill and other
    costs                                                         -                    (4,000,000)                (4,000,000)
                                                      ----------------           ----------------           ----------------
LOSS BEFORE EXTRA-ORDINARY ITEM                             (1,088,085)                (7,086,094)                (8,174,179)
                                                      ----------------           ----------------           ----------------
  EXTRAORDINARY ITEM
     Loss on extinguishment of debt                            732,170                       -                       732,170
                                                      ----------------           ----------------           ----------------

NET LOSS                                              $     (1,820,255)          $     (7,086,094)          $     (8,906,349)
                                                      ================           ================           ================

LOSS PER SHARE                                        $          (0.08)          $          (0.43)          $           (.46)
                                                      ================           ================           ================

WEIGHTED AVERAGE NUMBER OF
OUTSTANDING COMMON SHARES
                                                            22,409,210                 16,298,903                 19,354,132
                                                      ================           ================           ================

           See accompanying notes to consolidated financial statements

                    IVP TECHNOLOGY CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                               ADDITIONAL
                                            COMMON STOCK                         PAID-IN                  ACCUMULATED
                                     SHARES               AMOUNT                 CAPITAL                    DEFICIT
                                     ------               ------                 -------                    -------
Balance, December 31,
 1997                               5,990,848          $     5,991         $    4,407,725             $    (976,166)

Stock issued for cash and
subscriptions                       8,363,000                8,363                390,247                    -
Stock issued for services           2,000,000                2,000              2,998,000                    -
Net loss 1998                           -                    -                     -                     (7,086,094)
                                   ----------          -----------         --------------             -------------

Balance, December 31,
 1998                              16,353,848               16,354              7,795,972                (8,062,260)

Stock issued for cash               3,650,000                3,650                189,360                    -
Cash collected                          -                    -                       -                       -
Stock issued for services             200,000                  200                  9,800                    -
Stock issued for debt               5,787,000                5,787              1,209,483                    -
Stock issued for license            1,500,000                1,500                218,500                    -
Net loss 1999                           -                    -                      -                    (1,820,255)
                                   ----------          -----------         --------------             -------------

BALANCE, DECEMBER
 31, 1999                          27,490,848          $    27,491         $    9,423,115             $  (9,882,515)
                                   ==========          ===========         ==============             =============



                                       SUBSCRIPTION
                                        RECEIVABLE                 TOTAL
                                        ----------                 -----
Balance, December 31,
 1997                                 $      -               $    3,437,550

Stock issued for cash and
subscriptions                              (359,000)                 39,610
Stock issued for services                    -                    3,000,000
Net loss 1998                                -                   (7,086,094)
                                      -------------          --------------

Balance, December 31,
 1998                                      (359,000)               (608,934)

Stock issued for cash                      (136,350)                 56,660
Cash collected                              359,000                 359,000
Stock issued for services                    -                       10,000
Stock issued for debt                        -                    1,215,270
Stock issued for license                     -                      220,000
Net loss 1999                                -                   (1,820,255)
                                      -------------          --------------

BALANCE, DECEMBER
 31, 1999                             $    (136,350)         $     (568,259)
                                      =============          ==============



                  See accompanying notes to financial statement

                                IVP TECHNOLOGY CORPORATION AND SUBSIDIARY
                                  CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                                              CUMULATIVE FROM
                                                                                                              JANUARY 1, 1998
                                                                                                               (INCEPTION OF
                                                                                                                DEVELOPMENT
                                                             YEAR ENDED              YEAR ENDED                 STAGE) TO
                                                         DECEMBER 31, 1999        DECEMBER 31, 1998          DECEMBER 31, 1999
                                                         -----------------        -----------------          -----------------
CASH FLOWS FROM OPERATING
 ACTIVITIES:

  Net loss                                               $  (1,820,255)         $     (7,086,094)           $     (8,906,349)
                                                         -------------          ----------------            ----------------
  Adjustments to reconcile net loss to net
   cash (used in) operating activities:
     Loss on extinguishment of debt                            732,170                      -                        732,170
     Write-off of goodwill and other costs                        -                    4,000,000                   4,000,000
     Stock issued for services                                  10,000                 3,000,000                   3,010,000
     Amortization                                              106,000                      -                        106,000

  Changes in operating assets and liabilities:
     Increase (decrease)
      Accounts payable and accrued expenses                    138,006                    24,278                     162,284
      Management fees payable                                  450,000                      -                        450,000
                                                         -------------          ----------------            ----------------
TOTAL ADJUSTMENTS                                            1,436,176                 7,024,278                   8,460,454
                                                         -------------          ----------------            ----------------
        Net cash used in operating activities                 (384,079)                  (61,816)                   (445,895)
                                                         -------------          ----------------            ----------------

CASH FLOWS FROM INVESTING
 ACTIVITIES:

    Minority interest                                             -                          400                         400
    Other                                                         -                          400                         400
                                                         -------------          ----------------            ----------------
           Net cash used in investing activities                  -                          800                         800
                                                         -------------          ----------------            ----------------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
    Proceeds from issuance of common stock,
     net of subscriptions                                      384,360                    39,610                     423,970
    Proceeds from loans                                           -                       14,335                      14,335
    Proceeds from stockholders                                    -                        6,618                       6,618
                                                         -------------          ----------------            ----------------
    Net cash provided by financing activities                  384,360                    60,563                     444,923
                                                         -------------          ----------------            ----------------

    Net Increase (decrease) in cash                                281                      (453)                       (172)

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                                              -                          453                         453
                                                         -------------          ----------------            ----------------

CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                                           $         281          $           -               $            281
                                                         =============          ================            ================

           See accompanying notes to consolidated financial statements

                    IVP TECHNOLOGY CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1999 AND 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

              (A) Organization

              Mountain Chef, Inc. (the "Company") was incorporated in the State of Nevada on February 11, 1994. This name was changed on November 16, 1994 to IVP Technology Corporation. The Company was granted an extra-provincial license by the Province of Ontario on June 20, 1995 and operates its main offices there. Prior to 1998, the Company was involved with various unsuccessful activities. It became inactive in 1997. The Company began negotiations with a third party in 1998 to become an exclusive distributor of software and therefore is considered to have re-entered the development stage on January 1, 1998. Activities from inception of the development stage include raising of capital and negotiations and acquisition of software distribution licenses. (See Note 7)

              (B) Basis of Presentation

              The Company maintains its financial records in United States dollars. The consolidated financial statements are expressed in United States dollars and have been prepared in accordance with United States generally accepted accounting principles (GAAP).

              (C) Principles of Consolidation

              The consolidated financial statements include the accounts of the Company and its inactive subsidiary, Lanvoice Corporation. All significant inter-company transactions and balances have been eliminated.

              (D) Foreign Currency Transactions

              Transactions conducted in Canadian dollars have been translated into United States dollars using the average exchange rate for the month in which the transactions occurred. Gains or losses are recognized in the statement of operations.

              (E) Use of Estimates

              In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and

                    IVP TECHNOLOGY CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1999 AND 1998


              assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

              (F) Cash and Cash Equivalents

              For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

              (G) Fair Value of Financial Instruments

              Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sale or liquidation.

              The carrying amounts of the Company's accounts payable, customer deposits and management fees payable approximates fair value due to the relatively short period to maturity for these instruments.

              (H) Income Taxes

              The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                    IVP TECHNOLOGY CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1999 AND 1998


              (I) Concentration of Credit Risk

              The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

              (J) Loss Per Share

              Basic and diluted net loss per common share is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share". There were no common stock equivalents at December 31, 1999 and 1998.

              (K) Business Segments

              The Company applies Statement of Financial Accounting Standards No. 131 "Disclosures about Segments of an Enterprise and Related Information". The Company operates in one segment and therefore segment information is not presented.

NOTE 2 - MANAGEMENT FEES PAYABLE

              During April 2000, the Company settled disputes with three former directors relating to services performed through December 31, 1999 by issuing 600,000 common shares. (See Note 9) The stock was valued at its quoted trading price on the settlement date and the resulting management fees were expensed and accrued through December 31, 1999.

NOTE 3 - NOTE PAYABLE

              Notes payable at December 31, 1998 represents principal and accrued interest at 10%. In June 1999, the Company settled the then current balance of $187,500 by issuing 1,875,000 shares of its common stock valued at the quoted trading price at the settlement date. The difference between the note payable balance at the settlement date and the value of the stock issued is included in loss on extinguishment. (See Note 4)

                    IVP TECHNOLOGY CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1999 AND 1998


NOTE 4 - EQUITY

              During 1998 the Company issued 8,363,000 common shares for cash of $39,610 and a related subscription receivable of $359,000 which was satisfied with $327,700 in cash and the offset of $31,300 due to stockholder in 1999.

              During 1998 the Company issued 2,000,000 common shares for past services. For financial reporting purposes, the stock was valued at its quoted trading price on the grant date resulting in an aggregate consulting expense of $3,000,000 recorded in 1998.

              During 1999 the Company issued 3,650,000 common shares for cash of $56,660 and a related subscription receivable of $136,350 which was collected in March 2000.

              During 1999 the Company issued 5,787,000 common shares in exchange for $483,100 of debt, customer deposits and accounts payable to unrelated parties. For financial reporting purposes the stock was valued at its quoted trading price on the settlement date. The Company recognized a $732,170 loss on extinguishment.

              During 1999 the Company issued 200,000 common shares for services. For financial reporting purposes the stock was valued at its quoted trading price on the grant dates resulting in expense of $10,000.

NOTE 5 - INCOME TAXES

              The Company had no income tax expense in 1999 and 1998 due to its operating losses. Any deferred tax asset at December 31, 1999 and 1998 has been fully offset by a valuation allowance.

              The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31 are as follows:


                                                             1999                 1998
                                                             ----                 ----

Deferred tax assets:
  Net operating loss carryforward                         $ 3,346,000          $ 2,741,000
                                                          -----------          -----------
     Total gross deferred tax assets                        3,346,000            2,741,000
  Less valuation allowance                                 (3,346,000)          (2,741,000)

                                IVP TECHNOLOGY CORPORATION AND SUBSIDIARY
                                      (A DEVELOPMENT STAGE COMPANY)
                                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                     AS OF DECEMBER 31, 1999 AND 1998


                                     ----------------          ----------------


Net deferred tax assets              $              -          $              -
                                     ================          ================


              At December 31, 1999, the Company had net operating loss carryforwards of approximately $9,841,000 for U.S. Federal income tax purposes available to offset future taxable income expiring on various dates beginning in 2016 through 2019. There is no current Canadian tax effect.

NOTE 6 - WRITE-OFF OF GOODWILL

              During 1998 the Company wrote-off its investment in an 80% owned subsidiary, Skynet Worldwide, Inc. due to the permanent impairment of the value of this investment as a result of proposed legislative changes governing internet gambling by United States citizens. The subsidiary was then dissolved.

              The write-off is as follows:


                 Goodwill                                     $       3,998,400
                 Other costs                                              1,600
                                                              -----------------

                 Total                                        $       4,000,000
                                                              =================


NOTE 7 - AGREEMENTS

              (A) Software Distribution Agreements

              On March 30, 1999, the Company entered into a software distributing agreement, granting the Company an exclusive right to distribute a software product known as "Power Audit" throughout the United States of America. (See below for subsequent amendment.) The significant terms and conditions governing the agreement are as follows:

                    1.   Payment by the Company of $50,000 in development funds.
                    2. Issuance of 500,000 in common shares of the Company to the owners and developers of the software upon its delivery which occurred in October 1999.
                    3. The Company is to pay royalties at 20% on the first $500,000 of sales. Between $500,000 and $1,000,000 the
                         Company will pay 12.5% on sales and 5% on sales over $1,000,000.

                    IVP TECHNOLOGY CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1999 AND 1998


              The agreement has a term of fourteen months and can be terminated on six-month notice by either party. It can be extended on a year to year basis, provided the gross annual sales exceed $1,000,000 and all other terms are observed by the parties.

              In September 1999, for a consideration of the Company's issuance of an additional 1,000,000 common shares, the agreement was amended to include the European Economic Community in its distribution territory. The 1,500,000 common shares were issued in 1999 and were valued on the agreement and amendment dates based on the quoted trading price. The resulting $220,000 value is presented as a license agreement, net of $106,000 accumulated amortization. The license fees are amortized over the contract life.

              (4) Consulting Agreement

               On November 1, 1999 ("Agreement Date") the Company entered into a consulting agreement whereby the consultant agrees to assist the Company in raising stipulated minimum equity capital and perform other consulting services. Payment of 3,500,000 common shares has been placed in escrow and the issuance is contingent on raising the equity capital. The escrowed shares are not considered outstanding until released and therefore no value has been assigned to them in the accompanying consolidated financial statements. Upon any future release of these shares, the shares will be valued at the quoted trading price on the Agreement Date and charged to equity as an offering cost.

NOTE 8 - GOING CONCERN

              As reflected in the accompanying financial statements, the
                  Company's recurring losses, and its working capital deficiency of $683,131 and stockholders' deficiency of $568,259, raise substantial doubt about its ability to continue as a going concern. The Company has not generated any revenues as of the date of the accompanying audit report. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

              The Company has entered into a software distribution agreement
                  (See Note 7 (A)), has raised equity capital, collected the subscription receivable (See


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


                    IVP TECHNOLOGY CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1999 AND 1998


              Note 9), and intends to raise additional equity capital in order to implement its business plan and marketing efforts. In addition, the Company has settled its $450,000 management fee payable through the issuance of common stock. (See Note 2 and 9) Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

NOTE 9 - SUBSEQUENT EVENTS

              Subsequent to December 31, 1999 the Company acquired all of the issued and outstanding capital stock of Erebus Corporation, an inactive reporting shell for the issuance of 350,000 common shares.

              The Company entered into an agreement with the principal
                  stockholder of Erebus Corporation whereby the principal stockholder will provide certain stipulated services with regard to the Company's becoming a United States S.E.C. reporting company. The consideration to be paid to the stockholder is $200,000.

              Subsequent to December 31, 1999, the directors of the Company authorized the issuance of 4,500,000 common shares of the Company at $0.15 per share to raise additional capital of $675,000.

              The Company issued, subsequent to December 31, 1999 600,000 common shares in satisfaction of the legal obligation of $450,000 arising out of a legal settlement reached with three former officers of the Company.

              In March 2000, the subscription receivable of $136,350 was collected.


ITEM 8. CHANGE IN FISCAL YEAR

         Not applicable.

EXHIBITS

2.1. Agreement and Plan of Reorganization between IVP Technology Corporation and Erebus Corporation.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IVP TECHNOLOGY CORPORATION


                                        By /s/   John Maxwell
                                                 President


         Date: April 18, 2000.


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